Finance result (Tables)	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Summary of Financial Result

	2018	2017	2016
Income from financial investments	11,633	11,415	14,800
Changes in fair value of financial investments	4,322	—	—
Changes in fair value of derivative instruments (a)	19,839	258	32,233
Foreign exchange gains (d)	138	—	—
Other	686	858	134

Finance income	36,618	12,531	47,167

Changes in fair value of derivative instruments (a)	(19,180)	(6,915)	(203)
Changes in fair value of contingent consideration (a)	—	—	(348)
Changes in accounts payable to selling shareholders (b)	(130,378)	—	—
Interest expenses (c)	(9,781)	(11,179)	(90)
Financial discounts granted	(1,911)	(1,266)	(449)
Bank fees	(1,390)	(310)	(163)
Foreign exchange loss (d)	(34,573)	—	—
Other	(1,582)	(719)	(550)

Finance costs	(198,795)	(20,389)	(1,803)

Finance result	(162,177)	(7,858)	45,364

(a)

Refers to changes in the fair value of derivative financial instruments, comprised of the put and call options from business acquisitions and investments in associates and joint ventures, as described in Notes 4 and 11.

(b)	Refers to changes in the value of accounts payable to selling shareholders, comprised of the put and call options, as described in Note 15.
(c)	Refer, mainly, to interest expense on liabilities related to accounts payable to selling shareholders (Note 15).
(d)

On October 3, 2018, the Company transferred US$ 210,000 of the IPO proceeds from the Cayman Islands to bank accounts in Brazil. From September 30 to that date, the Brazilian real had an appreciation against the U.S. dollar, which resulted in a foreign exchange loss of R$ 34,143. These deposits are invested on first-line financial institutions in Brazil and are denominated in Brazilian reais. The remaining balance of net foreign exchange gains and loss refers to remaining cash equivalents denominated in U.S. dollars.